EXHIBIT 10.13

Loan No. 10061253

ASSIGNMENT OF MANAGEMENT AGREEMENT

AND SUBORDINATION OF MANAGEMENT FEES

THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Assignment”) is made as of the 13th day of June, 2012, by TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company, having its principal place of business at 1900 Main Street, Suite 700, Irvine, California 92614 (“Borrower”), to KEYBANK NATIONAL ASSOCIATION, a national banking association, having an address at 11501 Outlook, Suite 300, Overland Park, Kansas 66211 (together with its successors and assigns, “Lender”), and is consented and agreed to by TNP PROPERTY MANAGER, LLC, a Delaware limited liability company, having its principal place of business at 1900 Main Street, Suite 700, Irvine, California 92614 (“Manager”).

RECITALS:

A. Borrower by its promissory note of even date herewith given to Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Note”) is indebted to Lender in the principal sum of $26,000,000.00 (the “Loan”) advanced pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

B. The Loan is by, among other things, one or more mortgages/deeds of trust, assignments of leases and rents and security agreements, dated as of the date hereof (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, individually and collectively, the “Security Instrument”), dated as of the date hereof, which grants Lender a first priority lien on the property encumbered thereby (the “Property”) The Note, the Loan Agreement, the Security Instrument, this Assignment and any of the other documents evidencing or securing the loan or executed or delivered in connection therewith are collectively referred to as the “Loan Documents.”

C. Pursuant to those certain management agreements identified in Schedule 1 attached hereto (individually and collectively, the “Management Agreement”) (a true and correct copy of each Management Agreement is attached hereto as Exhibit A), Borrower engaged Manager exclusively to rent, lease, operate and manage the Property and Manager is entitled to certain management and other fees (the “Management Fees”) thereunder.

D. Lender requires as a condition to the making of the Loan that Borrower assign the Management Agreement and that Manager subordinate its interest under the Management Agreement in lien and payment to the Loan Agreement and other Loan Documents as set forth below.

AGREEMENT

For good and valuable consideration the parties hereto agree as follows:

1. Assignment of Management Agreement. As additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower’s right, title and interest in and to the Management Agreement, and in and to any operating accounts contemplated by the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender’s option, in the event of a default by Borrower under the Loan Agreement or any of the other Loan Documents.

2. Subordination of Management Agreement. The Management Fees, Management Agreement and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic’s and materialmen’s liens under applicable law) owed, claimed or held, by Manager in and to the Property, are and shall be in all respects subordinate and inferior to the Loan Documents, the Loan, the Debt (as defined in the Loan Agreement) and the liens and security interests created or to be created for the benefit of Lender, and securing the repayment of the Note and the obligations under the Loan Agreement including, without limitation, those created under the Security Instrument covering, among other things, the Property, and filed or to be filed of record in the public records maintained for the recording of mortgages in the jurisdiction where the Property is located, and all renewals, extensions, increases, supplements, amendments, modifications or replacements thereof.

3. Covenants. Notwithstanding any provision of the Management Agreement seemingly to the contrary:

(a) Borrower and Manager will not assign, alter, amend, or modify the Management Agreement nor terminate the Management Agreement without the prior written consent of Lender;

(b) Borrower and Manager agree that, if: (i) the Property or any part thereof is sold upon foreclosure of the Security Instrument, or (ii) the Property or any part thereof is conveyed to Lender (or a nominee or entity designated by Lender) by deed in lieu of foreclosure, then in either such event, Lender (or the purchaser or person or entity taking title to the Property, as the case may be) shall have the right to terminate the Management Agreement upon giving not less than ten (10) days prior written notice of such termination to Manager;

(c) The parties agree that neither Lender nor any person or entity taking title to the Property or any part thereof shall be:

(i) bound by any amendment or modification of the Management Agreement made without the consent of Lender;

(ii) liable for any act or omission or breach of Borrower under the Management Agreement; or

(iii) subject to any claims, liabilities, offsets or defenses which Manager might have against Borrower; and

(d) Borrower and Manager agree that, if: (i) a default by Manager shall occur under the Management Agreement, which default is not cured within any applicable grace or cure period, (ii) the bankruptcy or insolvency of the Manager of the property shall occur, or (iii) Lender is entitled to terminate or to require Borrower to remove the Manager under Section 9.4 of the Loan Agreement, Lender shall have the right to immediately terminate, or to direct Borrower to immediately terminate, such Manager and its Management Agreement and to retain, or to direct Borrower to retain, a new manager approved by Lender. No termination fee or other compensation shall be due to Manager as a result of any such termination.

4. Termination. At such time as the Loan is paid in full and the Security Instrument is released or assigned of record, this Assignment and all of Lender’s right, title and interest hereunder with respect to the Management Agreement shall terminate.

5. Estoppel. Borrower and Manager represent and warrant that (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned other than pursuant to this Assignment, (b) neither Manager nor Borrower is in default under any of the terms, covenants or provisions of the Management Agreement and Manager knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement, (c) neither Manager nor Borrower has commenced any action or given or received any notice for the purpose of terminating the Management Agreement and (d) the Management Fees and all other sums due and payable to the Manager under the Management Agreement as of the date hereof have been paid in full.

6. Agreement by Borrower and Manager. Borrower and Manager hereby agree that upon the occurrence of an Event of Default under the Loan Agreement or any of the other Loan Documents during the term of this Assignment or upon the occurrence of any event which would entitle Lender to terminate, or cause the termination of, the Manager or the Management Agreement in accordance with the terms of the Loan Documents, (a) Manager shall, at the request of Lender, continue to perform all of Manager’s obligations under the terms of the Management Agreement with respect to the Property, or (b) at the option of Lender exercised by written notice to Borrower and Manager, Borrower and Manager shall immediately terminate the Management Agreement and Manager shall transfer its responsibility for the management of the Property to a Qualified Manager selected by Lender.

7. Lender’s Right to Replace Manager. In addition to the foregoing, in the event that Lender, in Lender’s discretion, at any time during the term of this Assignment, determines that the Property is not being managed in accordance with generally accepted management practices for properties similar to the Property, Lender shall deliver written notice thereof to Borrower and Manager, which shall specify the grounds for Lender’s determination. If Lender reasonably determines that the conditions specified in Lender’s notice are not remedied to Lender’s satisfaction by Borrower or Manager within thirty (30) days from receipt of such notice or that Borrower or Manager has failed to diligently undertake correcting such conditions within such 30-day period, Lender may direct Borrower to terminate the Management Agreement and replace Manager with a management company acceptable to Lender in Lender’s discretion.

8. Receipt of Management Fees. Borrower and Manager hereby agree that Manager shall not be entitled to receive any Management Fees or other fee, commission or other amount payable to Manager under the Management Agreement for and during any period of time that any Event of Default under the Loan Agreement or any of the other Loan Documents has occurred and is continuing; provided, however, that notwithstanding anything to the contrary, (a) Manager shall not be obligated to return or refund to Lender any Management Fee or other fee, commission or other amount already received by Manager prior to the occurrence of such Event of Default, and to which Manager was entitled under this Assignment, and (b) in the event Borrower loses possession of the Property in connection with exercise by Lender of its rights or remedies pursuant to this Assignment, the Note, the Security Instrument, the Loan Agreement or the other Loan Documents, Manager shall be entitled to collect from Borrower any Management Fee or other fee, commission or other amount accrued but unpaid prior to the occurrence of such Event of Default, and to which Manager was entitled under this Assignment, provided that any such claim shall be subject to and shall not be payable to or collected by Manager unless and until the Loan and Debt shall have been indefeasibly paid in full.

9. Consent and Agreement by Manager. Manager hereby acknowledges and consents to this Assignment and the terms and provisions of Section 9.4 of the Loan Agreement. Manager agrees that it will act in conformity with the provisions of this Assignment, such provisions of the Loan Agreement and Lender’s rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Manager in accordance with the provisions hereof, Manager shall, and hereby agrees to, fully cooperate in transferring its responsibility to a new management company and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Manager hereby agrees (a) not to contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property.

10. Lender’s Agreement. So long as Borrower is not in default (continuing beyond any applicable grace period) under this Assignment, the Loan Agreement or the other Loan Documents and a Cash Sweep Period is not in effect under the Loan Agreement, Lender agrees to permit any sums due to Borrower under the Management Agreement to be paid directly to Borrower.

11. Further Assurances. Manager further agrees to (a) execute such affidavits and certificates as Lender shall require to further evidence the agreements herein contained, (b) on request from Lender, furnish Lender with copies of such information as Borrower is entitled to receive under the Management Agreement and (c) cooperate with Lender’s representative in any inspection of all or any portion of the Property. Manager hereby acknowledges that some, or all, permits, licenses and authorizations necessary for the use, operation and maintenance of the Property (the “Permits”) may be held by, or on behalf of, the Manager. By executing this

Agreement, Manager (i) agrees that it is holding or providing all such Permits for the benefit of Borrower and (ii) hereby agrees that as security for the repayment of the Debt by Borrower in accordance with the Loan Agreement, to the extent permitted by applicable law, Manager hereby grants to Lender a security interest in and to the Permits. Moreover, Manager hereby agrees that, upon an Event of Default under the Loan Agreement or any of the other Loan Documents, it will assign the Permits to Lender if such Permits are assignable or otherwise continue to hold such Permits for the benefit of Lender until such time as Lender can obtain such Permits in its own name or the name of a nominee.

12. Assignment of Proceeds. Manager acknowledges that, as further security for the Note, (i) Borrower has executed and delivered to Lender as part of the Security Instrument an assignment of leases and rents, assigning to Lender, among other things, all of Borrower’s right, title and interest in and to all of the revenues of the Property and (ii) Borrower and Lender, among others, have entered into that certain Cash Management Agreement of even date herewith (the “Cash Management Agreement”), pursuant to which Borrower has agreed that any Rents, and other income and proceeds from the Property are to be deposited directly into an account of the Lender established pursuant to the Lockbox Account (as defined in the Cash Management Agreement).

13. Manager Not Entitled to Rents. Manager acknowledges and agrees that it is collecting and processing the Rents solely as the agent for Borrower, and Manager has no right to, or title in, the Rents. Notwithstanding anything to the contrary in the Management Agreement, the Manager acknowledges and agrees that the Rents are the sole property of Borrower, encumbered by the lien of the Security Instrument and other Loan Documents in favor of Lender. In any bankruptcy, insolvency or similar proceeding the Manager, or any trustee acting on behalf of the Manager, waives any claim to the Rents other than as such Rents may be used to pay the fees and compensation of the Manager pursuant to the terms and conditions of the Management Agreement.

14. Governing Law.

(a) LENDER HAS OFFICES IN THE STATE OF NEW YORK AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK (“GOVERNING STATE”), WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS

SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS (“ACTION”) MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH ACTION, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY ACTION. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

RICHARD L. YELLEN & ASSOCIATES, LLP

111 BROADWAY, 11TH FLOOR

NEW YORK, NEW YORK 10006

PH (212) 404-6988

FX (212) 404-7857

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH ACTION IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

15. Notices. All notices, consents, approvals and requests required or permitted hereunder or shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged) and with a second copy to be sent to the intended recipient by an other means permitted under this Section, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	KeyBank National Association
11501 Outlook, Suite 300
Overland Park, Kansas 66211
Facsimile No.: 877-379-1625

with a copy to:
Daniel Flanigan, Esq.
Polsinelli Shughart PC
700 W. 47th Street, Suite 1000
Kansas City, Missouri 64112
Facsimile No.: (816) 753-1536

If to Borrower:	c/o Thompson National Properties, LLC
1900 Main Street, Suite 700
Irvine, California 92614
Attention: Ido Dotan
Facsimile No.: (949) 271-4915

With a copy to:	Kaplan Voekler Cunningham & Frank PLC
7 East 2nd Street
Richmond, Virginia 23218-2470
Attention: Thomas Voekler
Facsimile No.: (804) 525-1794

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

16. No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Lender or Manager, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

17. Liability. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

18. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

19. Headings, etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

20. Duplicate Originals, Counterparts. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

21. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

22. Miscellaneous. (a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b) Wherever pursuant to this Assignment it is provided that Borrower shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in house staff or otherwise.

(c) If more than one Person has executed this Agreement as “Borrower” or as “Manager,” the obligations of all such Persons hereunder shall be joint and several.

23. Exculpation. The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Assignment to the same extent and with the same force as if fully set forth herein.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date and year first written above.

BORROWER:

TNP SRT PORTFOLIO II, LLC,
a Delaware limited liability company

By:	TNP SRT Portfolio II Holdings, LLC,
a Delaware limited liability company
Its:	Managing Member

	By:	TNP Strategic Retail Trust Operating Partnership, LP, a Delaware limited partnership
	Its:	Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation
		Its:	General Partner

By:	/s/ Anthony W. Thompson
Name:	Anthony W. Thompson
Title:	CEO

SIGNATURE PAGE TO ASSIGNMENT AND SUBORDINATION

OF MANAGEMENT AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date and year first written above.

LENDER:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Mary Ann Gripka
Name:	Mary Ann Gripka
Title:	Designated Signer

SIGNATURE PAGE TO ASSIGNMENT AND SUBORDINATION

OF MANAGEMENT AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date and year first written above.

MANAGER:

TNP PROPERTY MANAGER, LLC, a Delaware limited liability company

By:	/s/ Anthony W. Thompson
Name:	Anthony W. Thompson
Title:	CEO

SIGNATURE PAGE TO ASSIGNMENT AND SUBORDINATION

OF MANAGEMENT AGREEMENT

SCHEDULE I

1.	Property and Asset Management Agreement by and between TNP SRT Cochran Bypass, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated January 26, 2012, as assigned to Borrower.

2.	Property and Asset Management Agreement by and between TNP SRT Morningside Marketplace, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated January 9, 2012, as assigned to Borrower.

3.	Property and Asset Management Agreement by and between TNP SRT Ensenada Shopping Center, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated February 2, 2012, as assigned to Borrower.

4.	Property and Asset Management Agreement by and between TNP SRT Turkey Creek, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated March 12, 2012, as assigned to Borrower.

5.	Property and Asset Management Agreement by and between TNP SRT Florissant Marketplace, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated May 16, 2012, as assigned to Borrower.

Schedule I-1

EXHIBIT A

MANAGEMENT AGREEMENT

Exhibit A-1